                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                       ________________________________________

                                      FORM 8-K/A
                                   AMENDMENT NO. 1

                                    CURRENT REPORT



                       Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934

                            DATE OF REPORT - MAY 15, 1996
                          (Date of earliest event reported)



                                  MHM SERVICES, INC.
                (Exact name of Registrant as specified in its charter)



                DELAWARE                   1-12238              52-1223048
         (State of incorporation)  (Commission file number)  (IRS employer identification
                                                               number)





               7601 LEWINSVILLE ROAD, SUITE 200, MCLEAN, VIRGINIA 22102
                  (Address of principal executive offices, zip code)


                               AREA CODE (703) 749-4600
                                  (Telephone number)

MHM Services, Inc. (the "Registrant") filed a Current Report on Form 8-K, dated May 15, 1996, reporting under Item 5 that (i) at a special meeting held on May 13, 1996, the holders of a majority of the outstanding shares of the Registrant's common stock voted to approve (a) the sale of five of the Registrant's freestanding behavioral health facilities and to approve an amendment to the Registrant's Certificate of Incorporation to change the Registrant's name from Mental Health Management, Inc. to MHM Services, Inc. and
(ii) the Registrant's name change became effective May 15, 1996, upon the filing the amendment with the Secretary of State of the State of Delaware. Such Current Report is hereby amended by the inclusion of the following information:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Not Applicable.

(b)    Not Applicable.

(c)    Exhibits.

       3.1       Restated Articles of Incorporation of the Registrant. (1)


       3.2 Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant. (2)

       99.1      Press Release issued by the Registrant on May 15, 1996. (3)


_______________________
       (1)  Filed herewith.

       (2) Incorporated by reference to the Registrant'a Current Report on Form 8-K dated May 15, 1996.

       (3) Incorporated by reference to the Registrant's Current Report on Form 8-K dated May 15, 1996.

                                      SIGNATURES



Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  September 6, 1996       MHM Services, Inc.


                            By:   /s/Carolyn Zimmerman
                                 ----------------------------
                                 Carolyn Zimmerman, Vice President - Finance
                                 and Chief Financial Officer

                                          3